UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2010

HMS Holdings Corp.
 (Exact name of registrant as specified in its charter)

New York	0-50194	11-3656261
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Park Avenue South, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

By press release dated January 4, 2010, HMS Holdings Corp. (the “Company”) announced it has acquired the assets of Verify Solutions. A copy of the press release announcing the acquisition is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press release dated January 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2010

By: /s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer
(Principal Financial Officer
and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated January 4, 2010